UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /Preliminary Proxy Statement
/ /Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/Definitive Proxy Statement
/ /Definitive Additional Materials
/ /Soliciting Material Pursuant to 14a-12

                              CENTRAL BANCORP, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
 / /     No fee required.
 / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5) Total fee paid:

             -------------------------------------------------------------------

/ /      Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             -------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         (3) Filing Party:

             -------------------------------------------------------------------

         (4) Date Filed:

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
                       [Central Bancorp, Inc. Letterhead]

                                 August 20, 2004


                                 ANNUAL MEETING
                               SEPTEMBER 20, 2004

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Central Bancorp, Inc. (the "Company"), I cordially invite you to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Somerville Holiday Inn, 30 Washington Street, Somerville, Massachusetts, on Monday, September 20, 2004 at 11:00 a.m., local time. Accompanying this letter are a Notice of Annual Meeting and a Proxy Statement describing the business to be transacted, as well as a copy of the Company's Annual Report. Please review these materials carefully.

     At the Annual Meeting, you will be asked to elect three directors. The Board of Directors unanimously recommends that you vote FOR its nominees. During the meeting, we will report on the operations of the Company. Directors and officers of the Company as well as a representative of our independent auditors, Vitale, Caturano & Company, P.C., will be present to respond to any questions stockholders may have.

     Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend. PLEASE SIGN, DATE AND PROMPTLY MAIL THE PROXY CARD TODAY. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

     Your continued interest and support of Central Bancorp, Inc. are sincerely appreciated.

                                 Sincerely,

                                 /s/ John D. Doherty

                                 John D. Doherty
                                 Chairman, President and Chief Executive Officer

                              CENTRAL BANCORP, INC.
                               399 HIGHLAND AVENUE
                         SOMERVILLE, MASSACHUSETTS 02144

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2004


     Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Central Bancorp, Inc. (the "Company") will be held at the Somerville Holiday Inn, 30 Washington Street, Somerville, Massachusetts on Monday, September 20, 2004 at 11:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed herewith.

         The Annual Meeting is for the purpose of considering and acting upon:

                  1.       The election of three directors of the Company; and

                  2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on August 3, 2004 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     Whether or not you expect to be present at the Annual Meeting, please sign and date the enclosed proxy card and mail it promptly in the enclosed postage-paid envelope. If you do attend the Annual Meeting and wish to vote in person, you may do so even though you have signed an earlier proxy.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       /s/ Rhoda K. Astone


                       RHODA K. ASTONE
                       ASSISTANT VICE PRESIDENT,
                       SECRETARY AND CLERK


Somerville, Massachusetts
August 20, 2004

                              CENTRAL BANCORP, INC.
                               399 Highland Avenue
                         Somerville, Massachusetts 02144
                                 (617) 628-4000

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                               September 20, 2004

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement and the enclosed Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Central Bancorp, Inc. ("Central" or the "Company"), the holding company for Central Co-operative Bank (the "Bank"), to be used at the Company's 2004 Annual Meeting of Stockholders (hereinafter called the "Annual Meeting") which will be held at the Somerville Holiday Inn, 30 Washington Street, Somerville, Massachusetts, on Monday, September 20, 2004 at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about August 20, 2004.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURES
--------------------------------------------------------------------------------

WHO CAN VOTE AT THE ANNUAL MEETING

     You are only entitled to vote at the Annual Meeting if the Company's records show that you held shares of Central's common stock, $1.00 par value (the "Common Stock"), as of the close of business on August 3, 2004 (the "Record Date"). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,665,732 shares of Common Stock were outstanding. Each share of Common Stock has one vote.

VOTING BY PROXY

     The Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return the proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES FOR DIRECTOR.

     If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the proxy card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company's Secretary and Clerk in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

     If you hold your Common Stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

PARTICIPANTS IN THE CENTRAL CO-OPERATIVE BANK ESOP

     If you are a participant in the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP Trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees is September 15, 2004.

VOTE REQUIRED

     The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

--------------------------------------------------------------------------------
                     PRINCIPAL HOLDERS OF VOTING SECURITIES
--------------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth certain information as to those persons who the Company believes were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock as of June 30, 2004.

                                                                                     Percent of Shares
Name and Address                                          Amount and Nature           of Common Stock
of Beneficial Owner                                     Beneficial Ownership (1)      Outstanding (2)
-------------------                                     ------------------------      ---------------
Central Co-operative Bank
   Employee Stock Ownership Plan Trust
399 Highland Avenue
Somerville, Massachusetts  02144                              239,706  (3)                14.40%

John D. Doherty
Joseph R. Doherty
Joseph R. Doherty Family Limited
   Partnership, L.P.
399 Highland Avenue
Somerville, Massachusetts  02144                              212,877  (4)                 12.79

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3910
New York, New York 10166                                      161,400  (5)                  9.69

Financial Edge Fund, L.P.
Financial Edge - Strategic Fund, L.P.
Goodbody/PL Capital, L.P.
PL Capital, LLC
Goodbody/PL Capital, LLC
John Wm. Palmer
Richard J. Lashley
Richard J. Fates
20 East Jefferson Avenue, Suite 22
Naperville, Illinois  60540
Richard Fates
95 Rock Maple Avenue
Hamilton, Massachusetts  01982                                154,268  (6)                  9.27

Mendon Capital Advisors Corp.
Anton Villars Schutz
150 Allens Creek Road
Rochester, New York  14618                                    126,100  (7)                  7.57

--------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock as to which he or she has sole or shared voting or investment power, or has a right to acquire beneficial ownership at any time within 60 days of June 30, 2004. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the listed persons have direct ownership and sole voting and dispositive power.
(2) For purposes of calculating percentage ownership, the number of shares of Common Stock outstanding includes any shares which the beneficial owner has the right to acquire within 60 days of June 30, 2004.
(3) Of the shares beneficially owned by the Central Co-operative Bank Employee Stock Ownership Plan Trust ("ESOP"), 127,425 shares have been allocated to participating employees over which shares Directors Boulos and Bulman, as co-trustees of the ESOP (the "ESOP Trustees"), may be deemed to have shared voting and sole investment power, and 112,281 shares have not been allocated, as to which shares the ESOP Trustees generally would vote in the same proportion as voting directions received from voting ESOP participants.

(4) Includes 14,633 shares of Common Stock allocated to the account of John D. Doherty in the ESOP. John D. Doherty disclaims beneficial ownership of any shares held by Joseph R. Doherty or the Joseph R. Doherty Family Limited Partnership, L.P., and Joseph R. Doherty and the Joseph R. Doherty Family Limited Partnership, L.P. disclaim beneficial ownership of any shares held by John D. Doherty.
(5) According to their statement on Schedule 13G as amended filed January 22, 2002, each of the reporting persons shares voting and dispositve power over the listed shares.
(6) According to Amendment No. 16 to their Schedule 13D, filed August 12, 2003, includes 113,900 and 27,100 shares owned by Financial Edge Fund, L.P. and Financial Edge-Strategic Fund, L.P., respectively, whose general partner is PL Capital, LLC of which Messrs. Palmer and Lashley are the managing members, 12,168 shares held by Goodbody/PL Capital, L.P. whose general partner is Goodbody/PL Capital, LLC of which Messrs. Palmer and Lashley are the managing members and 600 and 500 shares beneficially owned by Messrs. Lashley and Fates, respectively, in their individual capacities.
(7) According to their statement on Schedule 13G as amended filed February 17, 2004, each of the reporting persons shares voting and dispositive power over the listed shares. Additionally, based on information filed in a
     Schedule 13G with the U.S. Securities and Exchange Commission on February 17, 2004 by Burnham Financial Services Fund ("Burnham"), Burnham beneficially owns 113,100 of the listed shares. Burnham is a registered investment company that has delegated its sole right to vote and dispose of such shares to Mendon Capital Advisors Corp. ("Mendon") in Mendon's capacity as an investment sub-adviser.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of ten members. Under the Company's Articles of Organization and Bylaws, directors are divided into three classes, with one class standing for election for a three-year term at each Annual Meeting. Three directors will be elected at the Annual Meeting, each to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated Gregory W. Boulos, John D. Doherty and Albert J. Mercuri, Jr. for election as directors, all to serve for three-year terms. Each of these persons has consented to being named in this Proxy Statement and has indicated that they will serve if elected.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF GREGORY W. BOULOS, JOHN D. DOHERTY AND ALBERT J. MERCURI, JR. AS DIRECTORS OF THE COMPANY.

     Proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend or the Board may also decide to reduce the number of Directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth for each Board nominee and for each director continuing in office, his name, age, the year he first became a director of the Company and/or the Bank, which is the Company's principal operating subsidiary, and the year of expiration of his present term. For information regarding Common Stock beneficially owned by directors, see "Security Ownership of Management." Directors Joseph R. Doherty, Gregory W. Boulos and John D. Doherty were
appointed  as  directors  of  the  Company  in  1998  in  connection   with  the
incorporation and organization of the Company. All other directors were appointed to the Board of Directors of the Company in the years indicated on the table below.



                                                        Year First
                                                        Elected or
                                                         Appointed               Present
                                   Age as of            Director of              Term to
Name                              Record Date         Company or Bank             Expire
----                              -----------         ---------------            --------

                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007
Gregory W. Boulos                     47                    1998                  2004
John D. Doherty                       47                    1983                  2004
Albert J. Mercuri, Jr.                47                    2003                  2004

                      DIRECTORS CONTINUING IN OFFICE
Paul E. Bulman                        66                    2002                  2005
James F. Linnehan                     83                    2003                  2005
Richard J. Fates                      59                    2002                  2005
John J. Morrissey                     37                    2003                  2005
Joseph R. Doherty                     80                    1958                  2006
Richard J. Lashley                    46                    2003                  2006
Edward F. Sweeney, Jr.                63                    2003                  2006


     Presented below is certain information concerning each of the Board's nominees and Directors continuing in office. Unless otherwise stated, all such nominees and Directors have held the positions listed for at least the last five years.

     GREGORY W. BOULOS is a partner in CB Richard Ellis/The Boulos Company of Portland, Maine, which is Maine's largest commercial real estate brokerage and development firm, specializing in the sale and leasing of commercial/industrial properties and the brokerage of investment properties. Mr. Boulos is a past director of Junior Achievement, The Center for Dental Health, Mercy Hospital and The Portland Symphony Orchestra. He is also a past Chairman of both the Cumberland County Civic Center and Catholic Charities Maine Board of Directors. Mr. Boulos is a member of the Portland Chamber of Commerce, the Maine Commercial Association of Realtors and the National Association of Realtors, and Director of Wayneflete School.

     JOHN D. DOHERTY is the Chairman, President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank. He was elected President of the Bank in April 1986. As President, Mr. Doherty is responsible for the day-to-day operations of the Bank and reports on the Bank's operations directly to the Board of Directors. Commencing April 1992, Mr. Doherty also became the Chief Executive Officer of the Bank. In November 2002, Mr. Doherty became Chairman of the Board of the Company. Mr. Doherty also serves as the president and a director of the Bank's subsidiaries, Central Securities Corporation and Central Securities Corporation II. He has been employed by the Bank in various capacities since 1981. Mr. Doherty holds an M.B.A. degree from Boston University and a B.A. in Business Administration from Babson College. Mr. Doherty is Chairman of the Co-operative Central Bank and a Trustee of the Co-operative Banks Employees Retirement Association. He is a member of the Somerville Kiwanis Club, a former director of the Somerville Chamber of Commerce, former Treasurer of the Woburn Development Corporation and a former member of the Somerville High School Scholarship Committee, the Woburn Kiwanis Club, and the Needham Business Association and a past president of the Economy Club of Cambridge. Mr. Doherty is the son of Board member Joseph R. Doherty.

     ALBERT J. MERCURI, JR. has served since 1987 as President and Chief Executive Officer of Data Direct, Inc., a national distributor of digital media publishing systems, optical media and copiers, located in Needham Heights, Massachusetts. Mr. Mercuri is a 1979 graduate of Babson College where he earned a Bachelor of Science degree in Marketing.

     PAUL E. BULMAN has served as Chairman of the Policy Holders Protective Board of the Savings Bank Life Insurance Company since 2000. From 1996 to 2000, he was President and Chief Executive Officer of Haymarket Co-operative Bank. Mr. Bulman had previously served as President, Chief Executive Officer and Director of Hingham Institution for Savings which he had joined in 1988. Prior to that, he had been Senior Vice President, Lending at New Bedford Institution for Savings since 1987. Mr. Bulman served as Commissioner for Banks for the Commonwealth of Massachusetts from 1983 to 1987 after serving as First Deputy Commissioner and Clerk, Deputy Commissioner, Bank Supervisor and Director, Commercial Bank Examinations. He joined the State Banking Department in 1960. Mr. Bulman is a volunteer at the Scituate Senior Center.

     JAMES F. LINNEHAN is an attorney and a Certified Public Accountant. Mr. Linnehan has served as the Assistant Attorney General for the Commonwealth of Massachusetts and as a Special Investigator for the Suffolk County District Attorney's office. He is a life trustee of the Board of Trustees of Suffolk University. He is a former director and chairman of the audit and trust committees of Bay Bank Middlesex.

     RICHARD J. FATES is a financial planner with Baystate Financial Services and the principal and owner of Fates Financial Advisors. He was formerly a Regional President at Bank of Boston. Mr. Fates is the Chairman of the Board of Trustees of the Pomfret School and the Coordinator for the North Shore United Way Campaign for the Hamilton-Wenham area.

     JOHN J. MORRISSEY is a partner with the law firm of Quinn and Morris in Boston, Massachusetts. Since 1999, he has served as a member of the Board of Bar Overseers' Hearing Committee for Plymouth and Norfolk Counties in Massachusetts, which investigates complaints of attorney misconduct and makes findings and recommendations for discipline to the Supreme Judicial Court. Since 2000, Mr. Morrissey has served as a member of the Medical Malpractice Tribunal for Suffolk County, Massachusetts, which hears medical malpractice claims to determine if the evidence is sufficient for judicial inquiry without posting a statutory bond. Mr. Morrissey also serves as a member of the Board of Governors of the Massachusetts Academy of Trial Attorneys and as a Regional Delegate of the Massachusetts Bar Association. John J. Morrissey is the son of William P. Morrissey, the Company's and the Bank's Senior Vice President for Corporate Affairs.

     JOSEPH R. DOHERTY served as President of the Bank from 1958 until April 1986. From April 1986 until March 31, 1992, Mr. Doherty served as Chairman of the Board of Directors and Chief Executive Officer, responsible for guiding the overall operations of the Bank. In March 1992, Mr. Doherty retired as Chief Executive Officer of the Bank, although he remains Chairman of the Board of the Bank. Mr. Doherty served as Chairman of the Board of the Company until November 2002. Mr. Doherty is the father of John D. Doherty, the Chairman of the Board, President and Chief Executive Officer of the Company and the President and Chief Executive Officer of the Bank.

     RICHARD J. LASHLEY is a Principal, and co-founder and co-owner, of PL Capital, LLC, an investment management and investment banking firm located in Naperville, Illinois, specializing in the banking and financial services industries. He also is a General Partner, and co-founder and co-manager, of the following investment partnerships: Financial Edge Fund, LP (since 1996),
Financial Edge-Strategic Fund, LP (since September 1998) and Goodbody/PL Capital, LP (since December 2000). PL Capital, LLC, Financial Edge Fund, LP, Financial Edge-Strategic Fund, LP, Goodbody/PL Capital, LLC and Goodbody/PL Capital, LP collectively beneficially own in excess of 5% of the Company's outstanding Common Stock. See "Principal Holders of Voting Securities." From 1998 to 2001, he served as Managing Member of Bureaus/PL Portfolio LLC, Evanston, Illinois, an investor in non-performing credit card receivables. He has served since 1997 as an advisory board member of Clever Ideas-LeCard, Inc., Chicago, Illinois, a specialty finance and marketing company. He served as a director of Haven Bancorp, Inc., Westbury, New York, from 2000 to 2001, Security Financial Bancorp, Inc., St. John, Indiana, from 2000 to 2003 and Franklin Bancorp, Inc., Southfield, Michigan, from 2001 to 2004. Mr. Lashley was appointed a director of the Company pursuant to an Agreement entered into between the Company and its affiliated persons and entities and PL Capital, LLC and its affiliated persons and entities, pursuant to which the parties settled all outstanding litigation between them.

     EDWARD F. SWEENEY, JR. has served since December 2002 as a Business Consultant to the Malden Redevelopment Authority, an agency funded by the Department of Housing and Urban Development to work with communities to promote home ownership for low and moderate income families. Mr. Sweeney has also served since March 1990 as a Commissioner, and is a former Chairman, of the Malden Housing Authority, an agency that provides and manages housing for seniors and disabled persons. From December 2000 to September 2002 he was a Field Auditor with RGIS Inc. of Belmont, Massachusetts, where he conducted field audits of retail clients and schedules assignments for staff auditors. From June to December 2000, Mr. Sweeney served as a financial consultant to New England Credit Union Services, Inc., in Southborough, Massachusetts, where he advised credit unions on financial, structural and strategic issues. From May 1998 to December 2000, he served as Senior Vice President of US Trust, a $6 billion multi-bank holding company in Boston, Massachusetts. In this capacity, Mr. Sweeney reported directly to the Chairman and Chief Executive Officer and was responsible for instituting action plans for potential bank acquisitions, bank activity and expanded banking power. From 1996 to May 1998, Mr. Sweeney served as Senior Vice President of Somerset Savings Bank, Somerville, Massachusetts, a $500 million bank, where he was responsible for review of loan administration, liaison with the bank's outside counsel, external auditors and regulatory authorities. From 1994 to 1996, Mr. Sweeney was President, Chief Executive Officer and a Director of Meetinghouse Co-Operative Bank in Dorchester, Massachusetts. From 1966 to 1994, Mr. Sweeney served with the Division of Banking for the Commonwealth of Massachusetts. He was Senior Deputy Commissioner from 1992 to 1994, Deputy Commissioner of Stock Institutions from 1989 to 1992 and Deputy Commissioner of Thrift Institutions from 1978 to 1989.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth the information, including the ages, as of the Record Date with respect to executive officers of the Company who do not serve on the Board of Directors. Executive officers are appointed annually by the Board of Directors

     DAVID W. KEARN, 62, joined the Bank in June 1993 and currently serves as the Senior Vice President - Lending of the Company and the Bank. From 1990 to 1993, Mr. Kearn was a Vice President of Loan Administration at Somerset Savings Bank, Somerville, Massachusetts and was Senior Vice President/Branch Administration at United States Trust Company from 1987 to 1990. He serves on the Board of Directors of the Somerville Boys Club. He also serves as a director of the Bank's subsidiaries, Central Securities Corporation and Central Securities Corporation II.

     MICHAEL K. DEVLIN, 53, joined the Bank in February 2002 and serves as Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Bank. He also serves as a director and treasurer of the Bank's subsidiaries, Central Securities Corporation and Central Securities Corporation II. From 1997 until joining the Bank, Mr. Devlin, who is a Certified Public Accountant, was a Financial Consultant to the banking industry in Massachusetts. Between 1973 and 1997, he was a member of the accounting and business advisory practice of Arthur Andersen LLP, where he served as a partner for 11 years.

     PAUL S. FEELEY, 57, joined the Bank in July 1997 as Senior Vice President, Treasurer and Chief Financial Officer and became Senior Vice President and Chief Information Officer of the Company and the Bank in February 2002. Mr. Feeley is a member of the Financial Managers Society of which he is a former local chapter President and National Director. He is also a member of the Massachusetts Society of CPAs and serves on its Financial Institutions Committee. From 1993 to 1997, Mr. Feeley was Senior Vice President and Treasurer of Bridgewater Credit Union. Prior to 1993, Mr. Feeley was Executive Vice President, Chief Financial Officer and Clerk of the Corporation at The Cooperative Bank of Concord, Acton, Massachusetts.

     WILLIAM P. MORRISSEY, 76, joined the Bank in November 1992 and serves as Senior Vice President for Corporate Affairs representing the Company and the Bank in outside banking and business organizations. Mr. Morrissey is former chairman and a current member of the Board of the Federal Home Loan Bank of Boston. Prior to 1986, Mr. Morrissey served as Executive Vice President for Corporate Affairs at The Boston Five Cents Savings Bank, and as Deputy Commissioner of Banks for the Commonwealth of Massachusetts. Mr. Morrissey is the father of Director John J. Morrissey.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended March 31, 2004, the Board of Directors of the Company held 10 meetings, and the Board of Directors of the Bank met 13 times. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and meetings of committees on which the director served during this period.

NOMINATING COMMITTEE

     General. The Board of Directors' Nominating Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee currently consists of Directors Paul E. Bulman, James F. Linnehan and Richard J. Fates. The members of the Nominating Committee are "independent directors" as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating Committee, a copy of which is attached hereto as Appendix A. The Nominating Committee met once during the year ended March 31, 2004.

     It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company's Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder's recommendation of a director nominee no later than March 31 preceding the annual meeting of stockholders. Notice should be provided to: Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.

     In its deliberations, the Nominating Committee considers a candidate's personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank's market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits the Company's then current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask the Company's directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate's qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

     With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

AUDIT COMMITTEE

     The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company's Audit Committee meets quarterly to review reports prepared by the Company's internal auditing firm. In addition, the Audit Committee engages the Company's independent auditors with whom it meets to review the planning for and the results of the annual audit of the Company's consolidated financial statements. The members of the Audit Committee are Directors James F. Linnehan (Chairman), Richard J. Fates and Albert J. Mercuri, Jr. All of the members of the Audit Committee are independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. The Company's Board of Directors has determined that one member of the Audit Committee, James F. Linnehan, qualifies as an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the U.S.

Securities and Exchange Commission. Director Linnehan is "independent," as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix B. The Audit Committee met 12 times during the year ended March 31, 2004.

COMPENSATION COMMITTEE

     Prior to April 2004, the Finance Committee of the Bank served as the Company's Compensation Committee. In April 2004, the Company's Board of Directors established a Compensation Committee consisting of Directors Paul E. Bulman (Chairman), Gregory W. Boulos and Edward F. Sweeney, Jr. The Compensation Committee sets compensation for the officers and directors of the Company and Bank and reviews various personnel issues such as wage and salary programs and incentive compensation. During the year ended March 31, 2004, the Finance Committee of the Bank met two times in its capacity as a Compensation Committee.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Rhoda K. Astone, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

     Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company's directors attended the Company's 2003 Annual Meeting of Stockholders.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

     Directors of the Company and the Bank are each paid a fee of $950 and $450, respectively, per Board meeting attended. The Chairman of the Company's Audit Committee and the Bank's Finance and Security Committees each are paid a fee of $660 for each meeting of the respective committee which they attend in their capacities as chairman. Members of the Audit, Finance and Security Committees each receive a fee of $350 per meeting attended. The President does not receive any director's or committee fees. Former Director Terence D. Kenney, who retired from the Board of Directors in August 2003, receives $567 per month as a consulting fee for services rendered in connection with the Bank's Woburn branches. Bank Chairman Joseph R. Doherty receives group health and life insurance benefits under the Bank's group plans. Premiums paid by the Bank on behalf of Joseph R. Doherty amounted to $4,240 during the year ended March 31, 2004.

     The Company has established a Deferred Compensation Plan for Non-Employee Directors pursuant to which directors who are not employees of the Company or the Bank are eligible to defer all or a portion of their director fees. Deferred fees are credited to an account in a grantor trust and invested in shares of the Common Stock. Shares allocated to a director's account are to be paid out in equal annual installments over a three-year period beginning six months after the director ceases to be a director. Shares held in the Deferred Compensation Plan for Non-Employee Directors are voted by the trustees in accordance with the direction of the Company's Board of Directors. During the year ended March 31, 2004, 904, 459, 87, 52 and 322 shares were credited to the accounts of Directors Boulos, Bulman, Mercuri and Morrissey and former Director Nancy Neri, respectively, who were the only directors participating in the Deferred Compensation Plan for Non-Employee Directors.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

     SUMMARY COMPENSATION TABLE. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the four other most highly compensated executive officers of the Company in fiscal year 2004 (the "Named Executive Officers").

                                                                                             Long-Term
                                                                                           Compensation
                                                                                           ------------
                                                                                              Awards
                                                          Annual Compensation              ------------
                                               ---------------------------------------      Securities
      Name and                      Fiscal                              Other Annual        Underlying        All Other
Principal Position                  Year       Salary     Bonus (1)   Compensation (2)        Options     Compensation (3)
------------------                  ----       ------     ---------   ----------------        -------     ----------------
John D. Doherty                     2004    $  298,102    $     --              --                --        $  38,097
  Chairman, President               2003       286,144      66,214              --                --           40,867
  and Chief Executive Officer       2002       272,160          --              --                --           31,842

Michael K. Devlin                   2004       153,866          --              --                --           14,757
  Senior Vice President,            2003       147,694      28,904              --                --            1,267
  Treasurer and Chief               2002        11,346          --              --                --               --
  Financial Officer

David W. Kearn                      2004       146,231          --              --                --           27,300
  Senior Vice President/            2003       140,365      27,469              --                --           24,653
  Lending                           2002       133,505          --              --                --           20,644

Paul S. Feeley                      2004       136,263          --              --                --           18,325
  Senior Vice President/            2003       130,797      25,597              --                --           13,330
  Chief Information Officer         2002       124,405          --              --                --           12,874

William P. Morrissey                2004       153,866          --              --                --           25,955
  Senior Vice President for         2003       131,496      25,734              --                --           22,607
  Corporate Affairs                 2002       121,133          --              --                --           19,359

---------------------
(1)  Reflects fiscal year for which bonus was earned.
(2) Does not include perquisites which totaled less than ten percent of annual salary and bonus.
(3)  For fiscal year 2004, consists of $5,000,  $3,738, $4,429, $816 and $4,416, respectively, in Company contributions to the defined contribution retirement plan, the value of 796, 255, 555, 431 and 552 shares, based on $34.99 per share (the last reported sale price of such shares on the effective date of the allocation, October 31, 2003), allocated to the ESOP accounts of Messrs. Doherty, Devlin, Kearn, Feeley and Morrissey, respectively, and $2,160, $2,079, $1,980, $1,854 and $780 in paid life insurance premiums for Messrs. Doherty, Devlin, Kearn, Feeley and Morrissey, respectively.

     OPTION EXERCISES AND FISCAL YEAR-END VALUES. The following table sets forth information regarding the values of options held by the Named Executive Officers at the end of fiscal year 2004. No option grants were made to any of the Named Executive Officers in fiscal year 2004, and no Named Executive Officer exercised options during fiscal year 2004.


                                            Number of Securities             Value of Unexercised
                                           Underlying Unexercised            In-the-Money Options
                                         Options at Fiscal Year-End          at Fiscal Year-End (1)
                                         ---------------------------        ------------------------
Name                                     Exercisable   Unexercisable        Exercisable  Unexercisable
----                                     -----------   -------------        -----------  -------------
John D. Doherty                                  --            --                   --     $      --
David W. Kearn                                8,878            --             $173,368            --
Paul S. Feeley                                3,122            --               56,347            --
William P. Morrissey                          5,370            --              104,866            --
Michael K. Devlin                                --            --                   --            --

--------

(1) Value is based on the difference between the aggregate market value of shares underlying the unexercised in-the-money options at March 31, 2004 ($38.00 per share based on the closing sale price reported on the Nasdaq National MarketSM) and the aggregate exercise price of these options. Options are considered in-the-money if the value of the underlying securities exceeds the exercise price of the options.

     EMPLOYMENT AND SEVERANCE AGREEMENTS. The Bank has entered into an employment agreement (the "Employment Agreement") with John D. Doherty,
President. The Employment Agreement provides for a term of five years and an automatic annual extension of the term of employment for an additional one-year period beyond the then-effective expiration date unless either the Bank or John
D. Doherty gives written notice that the Employment Agreement will not be extended further. The current base annual salary of John D. Doherty is $307,245. The Employment Agreement also provides for annual salary review by the Board of Directors, as well as inclusion of John D. Doherty in any discretionary bonus plans, customary fringe benefits, vacation and sick leave and disability payments of the Bank. The Employment Agreement is terminated upon death and is terminable by the Bank for "just cause" as defined in the Employment Agreement. If the Bank terminates John D. Doherty without just cause, he is entitled to a continuation of his salary for the remaining term of the Employment Agreement. John D. Doherty may terminate the Employment Agreement upon 90 days notice to the Bank.

     The Employment Agreement provides that in the event of his involuntary termination of employment in connection with, or within three years after, any change in control of the Bank or the Company, John D. Doherty will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that John D. Doherty receives on account of the change in control. The term "change in control" is defined as the acquisition, by any person or entity, of the ownership, holding or power to vote more than 25% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the Bank's directors, or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement also provides for a similar lump sum payment to be made in the event of John D. Doherty's voluntary termination of employment within three years following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following a change in control, which have not been consented to in writing by John D. Doherty, including (i) the requirement that he perform his principal executive functions more than 35 miles away from his primary office, (ii) a reduction in his base compensation as in effect prior to the change in control,
(iii) the failure of the Bank to provide John D. Doherty with compensation and benefits substantially similar to those provided to him at the time of the change in control under any employee benefit plans in which he becomes a participant, (iv) the assignment to John D. Doherty of material duties and responsibilities other than those normally associated with his position with the Bank, and (v) a material reduction in his authority and responsibility. In the event that a dispute arises between John D. Doherty and the Bank, as to the terms or interpretation of the Employment Agreement, John D. Doherty will be reimbursed for all reasonable expenses arising from such dispute. Payments made under these "change in control" provisions are in lieu of any rights to which John D. Doherty would be entitled in the event his employment was terminated without just cause. If the change in control provisions had been triggered as of March 31, 2004, John D. Doherty would have received up to approximately $1,046,000.

     The Bank has entered into severance agreements (the "Severance Agreements") with David W. Kearn, Senior Vice President/Lending, Michael K. Devlin, Senior Vice President, Treasurer, and Chief Financial Officer, Paul S. Feeley, Senior Vice President/Chief Information Officer and William P. Morrissey, Senior Vice President for Corporate Affairs. The Severance Agreements each provide for a term of three years and an automatic annual extension of the term for an additional one-year period beyond the then-effective expiration date, unless either the Bank or Messrs. Kearn, Devlin, Feeley or Morrissey gives written notice that the Severance Agreement will not be extended further. The Severance Agreements provide that in the event of their involuntary termination of employment in connection with, or within one year after, any change in control of the Company or the Bank, Messrs. Kearn, Devlin, Feeley and Morrissey will be paid within 10 days of such termination an amount equal to two times their annual base salary at the rate just prior to the change in control provided, however, the amount received shall in no event exceed the difference between (i)
2.99 times their "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that they receive on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership, holding, or power to vote more than 25% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the

Bank's directors, or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Severance Agreements also provide for a similar lump sum payment in the event of Messrs. Kearn's, Devlin's, Feeley's or Morrissey's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following a change in control, which have not been consented to in writing by Messrs. Kearn, Devlin, Feeley or Morrissey, including (i) the requirement that they perform their principal executive functions more than 35 miles away from their primary office, (ii) a reduction in the their base compensation as in effect prior to the change in control, (iii) the failure of the Company or the Bank to provide them with compensation and benefits substantially similar to those provided to them at the time of the change in control under any employee benefit plans in which they become a participant, (iv) the assignment to them of material duties and responsibilities other than those normally associated with their position with the Bank, and (v) a material reduction in their authority and responsibility. In the event that a dispute arises between Messrs. Kearn, Devlin, Feeley or Morrissey and the Bank, as to the terms or interpretation of the Severance Agreements, they will be reimbursed for all reasonable expenses arising from such dispute. If the change in control provisions had been triggered as of March 31, 2004, Messrs. Kearn, Devlin, Feeley and Morrissey would have received up to approximately $292,000, $308,000, $273,000 and $307,000, respectively.

     PENSION PLAN. The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Bank's defined benefit pension plan based upon the pension plan formula for specified final average earnings and specified years of service.

      Final                                                 Years of Service
    Average        ---------------------------------------------------------------------------------------------------
    Earnings             10               15               20              25               30               35
    --------       ---------------- ---------------- --------------- ---------------- ---------------- ---------------
   $ 25,000        $    2,500       $     3,750      $     5,000     $     6,250      $     7,500      $     8,750
     50,000             5,330             7,996           10,661          13,326           15,991           18,656
    100,000            12,830            19,246           25,661          32,076           38,491           44,906
    150,000            20,330            30,496           40,661          50,826           60,991           71,156
    175,000            24,080            36,121           48,161          60,201           72,241           84,281
    200,000            27,830            41,746           55,661          69,576           83,491           97,406
    250,000            28,080            42,121           56,161          70,201           84,241           98,282
    300,000            28,080            42,121           56,161          70,201           84,241           98,282

     Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the pension plan is $165,000. Final average earnings in excess of $228,973 are not covered under the pension plan for pre-1994 accruals, and final average earnings in excess of $201,667 are not covered under the pension plan for post-1993 accruals. "Final average earnings," which are based upon a participant's highest three consecutive years of compensation, consist of compensation that would appear under the "Salary" and "Bonus" columns of the Summary Compensation Table. Benefits under the pension plan become 100% vested over a six-year period, with 20% of such benefits vesting upon the completion of each of the second through sixth years of credited service under the pension plan. As of March 31, 2004, Messrs. Doherty, Kearn, Devlin, Feeley and Morrissey had approximately 23, 11, two, six and 11 years, respectively, of credited service under the pension plan. Benefits set forth in the preceding table are computed as a single life annuity and are not subject to any deduction for Social Security or other offset amounts.

--------------------------------------------------------------------------------
                              CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

     The Company engages in transactions with affiliates of the Company on the same terms and other conditions as those offered to unaffiliated parties. Loans by the Bank made to Directors, officers and employees are made in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. Massachusetts law provides that co-operative banks are limited in the amount of money they may lend an officer of the Bank. These limits are $500,000 for a mortgage on a primary residence, $150,000 loans for educational purposes and $35,000 for all other types of loans in total. This restriction does not apply to non-officer employees of the Bank or to its outside Directors. Any loans existing prior to the implementation of this restriction are grandfathered. The same loans available to the public are available to Directors, officers and employees of the Company and Bank.

     In October 2003, the ESOP obtained a loan from an outside lender and used the proceeds from such loan to repay its indebtedness of $3,506,000 to the Company. The ESOP's trustees are Directors Boulos and Bulman.

     Pursuant to the Agreement entered into between the Company and its affiliated persons and entities and PL Capital, LLC and its affiliated persons and entities, pursuant to which the parties settled all outstanding litigation between them, the Company made a payment of $400,000 in August 2003 to PL Capital, LLC, of which Director Richard J. Lashley is a Managing Member and in which he holds a 50% equity interest.


--------------------------------------------------------------------------------
             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     GENERAL. For fiscal year 2004, the function of administering the Company's executive compensation policies was performed by the Finance Committee (the "Committee") of the Board of Directors of the Bank, which is composed entirely of independent directors. This Committee is responsible for developing and making recommendations to the Board concerning compensation paid to the Chief Executive Officer and for overseeing all aspects of the Company's executive compensation program, including employee and executive benefit plans. Because the Company does not have any executive officers who are not also executive officers of the Bank, this discussion refers to the executive officers of the Bank, rather than the Company. In April 2004, the Company's Board of Directors established a Compensation Committee composed entirely of independent directors to administer the Company's executive compensation policies.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Committee has sought to design and implement an executive compensation program that will achieve the following goals:

     o attract and retain qualified executives through competitive base salaries and benefits;

     o    motivate  executive   management  to  achieve   short-term   corporate
          performance goals through cash incentives; and

     o align the interests of senior management with those of stockholders and promote the long-term performance of the Bank through equity incentives.

     To achieve these goals, the Committee has incorporated the following elements into the Bank's executive compensation program:

     Base Salaries and Benefits. Working with an outside consultant, the Committee has sought to develop a competitive salary and benefit structure for the Bank's executive officers. Based on surveys of compensation practices at similarly sized institutions in the northeastern United States, the Committee has established recommended salary ranges for each position level. The salary structure has been developed so that the midpoint for each salary range approximates the competitive market midpoint for the range. Salaries are reviewed and adjusted within the range annually based on competitive considerations. The Committee seeks to maintain the competitiveness of its salary structure by reviewing a comprehensive analysis of market compensation practices at least every two years.

     Management Incentive Program. The Bank has a management incentive program which provides cash incentives payments to eligible members of management provided that certain corporate performance criteria are met. This plan is reviewed and performance goals are evaluated annually. Under the Incentive Plan, eligible officers may receive bonuses equal to a specified percentage of their salary provided that established performance goals have been satisfied. Performance goals for fiscal 2004 were based solely on return on average assets. The Incentive Plan provides for increased incentives if corporate performance goals are exceeded.

     Stock Options. To better align the interests of management with those stockholders and to promote long-term performance, the Committee has determined that it should have the ability to compensate officers through grants of stock options based on their contribution to the achievement of corporate performance goals and individual merit. All options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of ten years. Option grants, however, are discretionary with the Committee, and no options were granted during fiscal 2004.

     Compensation of Chief Executive Officer. For fiscal year 2004, the Committee determined to increase the Chief Executive Officer's base salary by approximately 3.5% after considering a variety of factors, including the salary ranges previously established, the relative positions of the Chief Executive Officer and other executive officers within those ranges and an analysis of salaries being paid by Northeast commercial banks and savings institutions in the asset range of $250 million to $500 million. Based on the Bank's performance relative to the targets established under the Management Incentive Plan, the Chief Executive Officer received no cash bonus in fiscal 2004.

                        MEMBERS OF THE FINANCE COMMITTEE
                         (as the Compensation Committee)

                                GREGORY W. BOULOS
                                 PAUL E. BULMAN
                             EDWARD F. SWEENEY, JR.


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Company and the Bank had no "interlocking" relationships that existed during the year ended March 31, 2004 in which (i) any executive officer of the Company or the Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity (other than the Bank and Company), one of whose executive officers served on the Audit Committee of the Company or the Finance Committee of the Bank, (ii) any executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers served on the Audit Committee of the Company or the Finance Committee of the Bank, or (iii) any executive officer of the Company or the Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity (other than the Company and Bank), one of whose executive officers served as a member of the Company or the Bank's Board of Directors. No member of the Audit Committee of the Board of Directors of the Company or Finance Committee of the Bank was (a) an officer or employee of the Company or the Bank or any of its subsidiaries during the fiscal year ended March 31, 2004, (b) a former officer of the Company or the Bank or any of its subsidiaries, or (c) an insider (i.e., director, officer, director or officer nominee, greater than 5% stockholder, or immediate family member of the foregoing) of the Company and directly or indirectly engaged in transactions with the Company, the Bank, or any subsidiary involving more than $60,000 during the fiscal year ended March 31, 2004.

--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

     The following table sets forth, as of June 30, 2004, the beneficial ownership of the Common Stock by each of the Company's directors, nominees and Named Executive Officers, and by all directors, nominees and executive officers as a group.

                                                               Beneficial Ownership (1)
                                                    -------------------------------------------------
                                                       Number                     Percentage of
Name                                                 of Shares                 Shares Outstanding(2)
----                                                ------------               ---------------------
James F. Linnehan                                         70                              *%
Richard J. Fates                                         500                              *
Paul E. Bulman                                            40  (3)(4)                      *
Joseph R. Doherty                                     69,375  (5)                      4.17
Gregory W. Boulos                                        294  (3)(4)                      *
Albert J. Mercuri, Jr.                                   200                              *
Edward F. Sweeney, Jr.                                   100                              *
John D. Doherty                                      143,502  (6)                      8.62
Richard J. Lashley                                   153,768  (7)                      9.24
John J. Morrissey                                         60                              *
Michael K. Devlin                                        255  (8)                         *
David W. Kearn                                        15,905  (9)                         *
Paul S. Feeley                                         5,931  (10)                        *
William P. Morrissey                                  12,330  (11)                        *

All directors, nominees and executive
  officers as a group (14 persons)                   407,065   (12)                   24.20

-----------
(1) For definition of beneficial ownership, see footnote 1 to the table in "Principal Holders of Voting Securities."
(2) In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of June 30, 2004 held by that individual or group.
(3) Excludes shares credited to their accounts in the Deferred Compensation Plan for Non-Employee Directors.
(4) Does not include 239,706 shares held by the ESOP, over which shares the ESOP Trustees, Directors Boulos and Bulman, may be deemed to have shared or sole voting and/or investment power.
(5) Shares held by the Joseph R. Doherty Family Limited Partnership, L.P. of which he is the sole general partner.
(6) Includes 14,633 shares of Common Stock allocated to his account in the ESOP.
(7) Consists of 600 shares as to which Mr. Lashley has sole voting and dispositive power and 153,168 shares as to which Mr. Lashley shares voting and dispositive power.
(8)  Includes 255 shares allocated to his ESOP account.
(9) Includes 7,027 shares allocated to his account in the ESOP and 8,878 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 30, 2004.
(10) Includes 2,809 shares allocated to his account in the ESOP and 3,122 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 30, 2004.
(11) Includes 6,960 shares allocated to his account in the ESOP and 5,370 shares which he has the right to acquire pursuant to options exercisable within 60 days of June 30, 2004.
(12) Includes 17,370 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of June 30, 2004, 31,684 shares allocated to the ESOP accounts of executive officers and 4,735 shares held by the trust for the Deferred Compensation Plan for Non-Employee Directors which are voted as directed by the Board of Directors. Does not include unallocated shares held by the ESOP, over which shares the ESOP Trustees may be deemed to have shared or sole voting and/or investment power.
*    Represents less than 1% of the Company's outstanding Common Stock.

--------------------------------------------------------------------------------
                          STOCK PRICE PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The graph and table which follow show the cumulative total return on the Common Stock of the Company from March 31, 1999 through March 31, 2004 compared with the cumulative total return of (i) an index of Nasdaq banks and (ii) the S&P 500 Index (the "S&P 500"). Cumulative total return on the stock or the index equals the total increase in value since March 31, 1999, assuming reinvestment of all dividends paid on the stock or the index, respectively. The graph and table were prepared assuming that $100 was invested at the closing price on March 31, 1999 in the Common Stock of the Bank and in each index. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PEFORMANCE OF SELECTED INDICES

[Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in the Nasdaq Banks Index and $100 invested in the S&P 500. Line graph begins at March 31, 1999 and plots the cumulative return at March 31, 1999, 2000, 2001, 2002, 2003 and 2004. The plot points are provided below.]



------------------------------- ----------- ------------ ----------- ---------- ---------- ----------
                                 3/31/99      3/31/00     3/31/01     3/31/02    3/31/03    3/31/04
------------------------------- ----------- ------------ ----------- ---------- ---------- ----------
Central Bancorp, Inc.             $100.00     $  90.49     $112.04    $175.78     $199.98    $247.20
------------------------------- ----------- ------------ ----------- ---------- ---------- ----------
S&P 500                            100.00       117.94       92.37      92.59       69.67      94.15
------------------------------- ----------- ------------ ----------- ---------- ---------- ----------
NASDAQ Banks Index                 100.00        89.68      113.14     143.80      137.14     189.93
------------------------------- ----------- ------------ ----------- ---------- ---------- ----------

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Vitale, Caturano & Company, P.C. ("Vitale"), independent public accountants, served as the Company's independent auditors for the 2004 fiscal year, and the Audit Committee of the Board of Directors has renewed the Company's arrangements with Vitale to be the Company's auditors for the 2005 fiscal year. A representative of Vitale will be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     KPMG was previously the principal accountants for the Company. On November 17, 2003, that firm's appointment as principal accountants was terminated and the Company engaged Vitale as its principal accountants. The engagement of Vitale was approved by the Audit Committee of the Company's Board of Directors.

     In connection with the audits of the two fiscal years ended March 31, 2003 and 2002 and the subsequent interim period from April 1, 2003 through November 17, 2003, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in their report on the Company's financial statements for such years.

     KPMG LLP's audit reports on the Company's financial statements as of and for each of the years ended March 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     For the years ended March 31, 2004 and 2003, the Company was billed by its independent auditors for fees aggregating $134,439 and $164,240, respectively. Such fees were comprised of the following:

AUDIT FEES

     The aggregate fees billed for the audit of the Company's annual financial statements for the fiscal years ended March 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $95,500 and $108,000, respectively.

AUDIT-RELATED FEES

     The aggregate fees billed for audit-related services for the fiscal years ended March 31, 2004 and 2003 were $6,200 and $900, respectively. The fees for fiscal year 2004 related to accounting research matters and the transition to new independent auditors. The fee for fiscal year 2003 related to the filing of an amended Form 10-K.

TAX FEES

     The aggregate fees billed for tax services for the fiscal years ended March 31, 2004 and 2003 were $32,739 and $55,340, respectively. For fiscal year 2004, $25,000 was paid for the preparation of tax returns and estimated tax payments, $4,738 for tax consulting and $3,000 for tax planning services. For fiscal year 2003, $41,275 was paid for the preparation of tax returns and estimated tax payments, $9,065 for tax consulting and $5,000 for tax planning services.

ALL OTHER FEES

     For fiscal years 2004 and 2003, there were no other fees paid by the Company to its independent auditors besides fees for those services listed above.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

     The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company's independent auditor. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2004 and 2003 were approved by the Audit Committee.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Vitale, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from Vitale the written disclosures and the letter required to be delivered by Vitale under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of Vitale their independence.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on its review of the financial statements, its discussion with Vitale regarding SAS 61, and the written materials provided by Vitale under ISB Standard No. 1 and the related discussion with Vitale of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended March 31, 2004, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                                 JAMES F. LINNEHAN
                                 RICHARD J. FATES
                                 ALBERT J. MERCURI, JR.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Under the Exchange Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from such persons that no annual report of changes in beneficial ownership were required, the Company believes during the fiscal year ended March 31, 2004 all Reporting Persons have complied with these reporting requirements, except that Directors Lashley and Sweeney each filed one late report on Form 3.

--------------------------------------------------------------------------------
                            EXPENSES OF SOLICITATION
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone, facsimile or overnight courier without additional compensation.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

OTHER BUSINESS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

BYLAW AMENDMENTS

     On April 18, 2004, the Board of Directors adopted an amendment to Section 1 of Article VI of the Company's Bylaws to provide that the Company's independent accountants will be appointed by the Audit Committee of the Board of Directors rather than by the full Board of Directors as was previously provided for in
Section 1 of Article VI of the Company's Bylaws.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

     The Company's 2004 Annual Report to Stockholders, including financial statements prepared in conformity with accounting principles generally accepted in the United States of America, has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO RHODA K. ASTONE, SECRETARY AND CLERK, CENTRAL BANCORP, INC., 399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS 02144.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials of the Company for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 399 Highland Avenue, Somerville, Massachusetts no later than April 22, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary and Clerk of the Company at the above address, not less than 30 days nor more than 60 days prior to the date of any such Annual Meeting.




                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Rhoda K. Astone

                                   RHODA K. ASTONE
                                   ASSISTANT VICE PRESIDENT,
                                   SECRETARY AND CLERK


Somerville, Massachusetts
August 20, 2004

                                                                  Appendix A

                              CENTRAL BANCORP, INC.

                       CHARTER OF THE NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS


I.   AUTHORITY AND COMPOSITION

The Committee is established pursuant to Article III Section 15 of the Bylaws of Central Bancorp, Inc. (the "Corporation"). Committee members should be appointed annually by the Board and may be replaced by the Board. None of the Committee members may be an officer of the Corporation. The Committee may appoint a Secretary, who need not be a Director. The Committee Chairman shall be appointed by the Board.

The Committee shall be comprised of at least three (3) members, each of whom shall meet the independence requirements of the Nasdaq and shall meet any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee's duties and responsibilities.

II.  PURPOSE OF THE COMMITTEE

The Committee's purpose is to assist the Board in identifying qualified individuals to become Board members and in determining the composition of the Board of Directors.

III. RESPONSIBILITIES OF THE COMMITTEE

In furtherance of this purpose, the Committee shall have the following authority and responsibilities:

     1. To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval at the annual meeting. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to and existing members of the Board, in collectively serving the long-term interests of the stockholders.

     2. Recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Corporation's shareholders;

     3. Review the qualifications and independence of the members of the Board on a regular periodic basis and make any recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board; and

     4. Establish a policy, if deemed appropriate by the Committee, with regard to the consideration of director candidates recommended by stockholders.

With respect to the responsibilities listed above, the Committee shall:

     1.   Report regularly to the Board on its activities;

     2. Maintain minutes of its meetings and records relating to those meetings and the Committee's activities;

     3. Form and delegate authority to subcommittees of one or more Committee members when appropriate;

     4. Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter; and

     5.   Annually review the Committee's own performance.

IV.  GENERAL

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

     1. One or more officers and employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

     2. Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

     3. Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

                                                                   Appendix B

                              CENTRAL BANCORP, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors of the Company to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements.

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and compliance.

     o Monitor the independence and performance of the Company's independent auditors and internal auditing function.

     o Provide an avenue of communication among the independent auditors, management, the internal auditors and the Board of Directors.

     o    Report to the Board of Directors

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the qualifications of the NASDAQ National Market and such qualifications as may be required by the Securities and Exchange Commission ("SEC"). The Audit Committee shall be comprised of at least three and no more than six directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately, at least annually, with the individual responsible for the internal auditing function and the independent auditors to discuss any matters that the Committee, or either of these groups, believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures
-----------------

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission (SEC) regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. Review and discuss with the independent auditor all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the independent auditor and management.

3. In consultation with the management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing function together with management's responses, including the status of previous recommendations.

4. Review with financial management and/or the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing of its Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards No. 61 (SAS
     61). The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

5. The independent auditors are ultimately accountable to the Audit Committee. The Audit Committee shall review the independence and performance of the auditors and annually appoint the independent auditors or approve any discharge of the auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors' audit plan, including scope and general audit approach.

9. Prior to releasing the year-end earnings and/or filing of the Annual Report on Form 10-K, discuss the results of the audit with the independent auditors.

10.  Consider  the  independent   auditors'  judgments  about  the  quality  and
     appropriateness of the Company's accounting principles as applied in its financial reporting.

11. Review, evaluate and approve any permissible non-audit services the independent auditor may perform for the Company and disclose such approved non-auditor services in periodic reports to stockholders.

12. As required by law, the Audit Committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

13. Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies.

14. Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the independent auditor, the chief financial officer and the chief executive officer.

15. Discuss any difficulties encountered by the independent auditor during the course of the audit, any restrictions on their activities, any restrictions on their access to information, and any significant disagreements with management.

Internal Audit Function and Legal Compliance
--------------------------------------------

16. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit function, as needed. The internal audit function shall have a direct reporting responsibility to the Board of Directors through the Audit Committee.

17. Review the appointment, performance and replacement of the internal audit function.

18. Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

19. On at least an annual basis, review with the Company's management and, if deemed necessary, with counsel, any legal matters that could have a significant impact on the Company's financial statements, compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

20. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report may be included in the Company's annual proxy statement.

21. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

22. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

23. Supervise implementation of the Company's Code of Ethics for Directors, Officers and Employees and review and decide whether to approve any proposed waivers of the provisions of such Code.

24. Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees regarding questionable accounting or auditing matters.

25. Review all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflict of interest situations on an ongoing basis and determine whether to approve such transaction.


[x]      PLEASE MARK VOTES                    REVOCABLE PROXY
         AS IN THIS EXAMPLE                 CENTRAL BANCORP, INC.
                                                                                                                     WITH-   FOR ALL
           ANNUAL MEETING OF STOCKHOLDERS               1. The election as directors of all nominees listed    FOR    HOLD    EXCEPT
                 SEPTEMBER 20, 2004                        below (except as noted to the contrary).            / /    /  /     / /
                                                           NOMINEES:
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS        (01) Gregory W. Boulos, (02) John D. Doherty and
                                                           (03) Albert J. Mercuri, Jr.
The undersigned  hereby  appoints James F. Linnehan
and Edward F. Sweeney,  Jr., with full  powers of
substitution  to act,  as  attorneys  and  proxies for     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
the undersigned,  to vote all shares of Common Stock       MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
of Central Bancorp,  Inc. which                            BELOW.
the undersigned is entitled to vote at the Annual
Meeting of Stockholders, to be                             -------------------------------------------------------------------------
held  at  the  Somerville  Holiday  Inn,  30
Washington   Street,   Somerville,                         MARK BOX AT RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING.       /  /
Massachusetts  on Monday,  September  20, 2004,
at 11:00 a.m. and at any and all                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
adjournments thereof, as follows on the reverse side.                                THE LISTED NOMINEES.

                                                             Should the  undersigned be present and elect to vote at
                                                           the Annual  Meeting or at any  adjournment  thereof and
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO            after notification to the Secretary of the Company at the
INSTRUCTIONS ARE SPECIFIED, THIS                           Meeting of the stockholder's decision to terminate
PROXY WILL BE VOTED FOR EACH OF THE NAMED  NOMINEES.       this  Proxy,  then  the  power  of said  attorneys  and
IF ANY OTHER  BUSINESS  IS PRESENTED  AT SUCH  MEETING,    proxies  shall be deemed  terminated  and of no further
INCLUDING  MATTERS  RELATING TO THE CONDUCT OF THE         force and effect.
MEETING,  THIS PROXY WILL BE VOTED BY THOSE NAMED IN
THIS PROXY AS DETERMINED BY A  MAJORITY  OF THE  BOARD       The undersigned  acknowledges  receipt from the Company
OF  DIRECTORS.  AT THE  PRESENT  TIME,  THE  BOARD OF      prior to the  execution  of this Proxy of Notice of the
DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED       Annual  Meeting, a Proxy Statement dated August 20, 2004,
AT THE MEETING.                                            and the Company's 2004 Annual Report to Stockholders.

                                                             Please be sure to sign and date this Proxy.

Please be sure to sign and date        ---------------
  this Proxy in the box below.        / Date         /
------------------------------------------------------
/                                                    /
/                                                    /
/                                                    /
-Stockholder sign above-Co-holder (if any) sign above-

------------------------------------------------------------------------------------------------------------------------------------
         Detach above card, sign, date and mail in postage-prepaid envelope provided.

                              CENTRAL BANCORP, INC.

------------------------------------------------------------------------------------------------------------------------------------
Please sign exactly as your  name appears on this card. When signing as attorney,  executor, administrator, trustee or guardian, please  give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

-----------------------------------


-----------------------------------


-----------------------------------

                          [Central Bancorp Letterhead]


TO:  PARTICPANTS IN THE CENTRAL CO-OPERATIVE BANK EMPLOYEE STOCK OWNERSHIP PLAN

     Under the terms of the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP"), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Central Bancorp, Inc. ("Central") allocated to your ESOP account at Central's 2004 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustees' responsibilities under applicable law, the ESOP Trustees will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received will be voted by the Trustees in the same proportion as participants vote allocated stock, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of Central Co-operative Bank will direct the ESOP Trustees as to the voting of all shares of stock in the ESOP. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

     HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed ESOP Participant Direction Form. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustees in connection with the voting of shares allocated to your ESOP account.

     CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the ESOP Trustees will be completely confidential. Central has engaged an independent firm, Registrar and Transfer Company ("RTCO"), which also serves as Central's transfer agent, to serve as the ESOP's confidential voting agent. ESOP Participant Direction Forms are to be sent (using the postage-paid envelopes provided therewith) to RTCO and should NOT be sent to Central.

     RTCO will count your votes and report the aggregate totals of all voting instructions to the ESOP Trustees. RTCO has agreed to maintain your voting instructions in strict confidence. In no event, will your voting instructions be reported to Central.

     DELIVERY OF PROXY MATERIALS. A copy of Central's proxy statement and a copy of its 2004 Annual Report to Stockholders are enclosed for your review. As noted in the proxy statement, the 2004 Annual Meeting is scheduled for Monday, September 20, 2004, at 11:00 a.m., in Somerville, Massachusetts.

     Enclosed is a ESOP Participant Direction Form which you should use if you wish to direct the ESOP Trustees to vote shares allocated to your account in connection with the slate of directors endorsed by the Board of Directors of Central. PLEASE NOTE THAT TO DIRECT THE ESOP TRUSTEES TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE ESOP PARTICIPANT DIRECTION FORM. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE ESOP TRUSTEES.

     Voting instructions for shares allocated to your ESOP account must be received by RTCO by 5:00 p.m. Eastern time on September 15, 2004 on the ESOP Participant Direction Forms provided by the ESOP Trustees for that purpose. AGAIN, ALL ESOP PARTICIPANT DIRECTION FORMS SHOULD BE FORWARDED TO RTCO AND SHOULD NOT BE MAILED TO CENTRAL.

     In order to make an informed judgment concerning how to instruct the ESOP Trustees to vote your allocated shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The ESOP Trustees will not recommend how you should complete your ESOP Participant Direction Form.

     WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM. You may submit your voting instructions to the confidential voting agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m. Eastern time on September 15, 2004. If RTCO receives more than one ESOP Participant Direction Form from you, the Form bearing the LATEST date will be considered to have cancelled all Forms bearing an earlier date. If more than one ESOP Participant Direction Form is received from you as of the same date, RTCO will consider the Form bearing the latest postmark as controlling. You may request additional Forms at any time by contacting Michael K. Devlin at (617) 629-4244.

     If you have any questions regarding the procedures for instructing the ESOP Trustees, please call (617) 629-4244.


                                                     Gregory W. Boulos
                                                     Paul E. Bulman
                                                     ESOP Trustees
                                                     August 20, 2004

[x]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE                 CENTRAL BANCORP, INC.
                                                                                                                     WITH-   FOR ALL
           ANNUAL MEETING OF STOCKHOLDERS                  1. The election as directors of all nominees listed   FOR  HOLD    EXCEPT
                 SEPTEMBER 20, 2004                           below (except as noted to the contrary).          / /    /  /     / /
                                                              NOMINEES:
       THIS DIRECTION FORM IS SOLICITED ON                    Gregory W. Boulos, John D. Doherty and Albert J. Mercuri, Jr.
       BEHALF OF THE BOARD OF DIRECTORS
            CENTRAL CO-OPEATIVE BANK
          EMPLOYEE STOCK OWNERSHIP PLAN
      REVOCABLE ESOP PARTICIPANT DIRECTION FORM               INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                              NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE
                                                              SPACE PROVIDED BELOW.
The undersigned hereby instructs the ESOP Trustee(s)
(currently Gregory W. Boulos and Paul E. Bulman),             ----------------------------------------------------------------------
or their successors,  to vote, either by ballot or by
proxy,  all  shares of common  stock of  Central  Bancorp,      THE ESOP TRUSTEE(S) WILL VOTE AS DIRECTED HEREIN.
Inc.  (the  "Company")  which are  allocated  to the          THIS REVOCABLE ESOP PARTICIPANT DIRECTION  FORM
account(s) of the  undersigned  pursuant to the Central       CONFERS  DISCRETIONARY  AUTHORITY TO VOTE ON ANY
Co-operative  Bank Employee  Stock  Ownership  Plan (the      OTHER  BUSINESS PRESENTED  AT THE  MEETING.  IF
"ESOP") at the Annual Meeting of  Stockholders  to be held    ANY OTHER  BUSINESS IS PRESENTED AT THE MEETING,
at  the  Somerville  Holiday Inn, 30 Washington  Street,      INCLUDING  MATTERS  RELATING TO THE CONDUCT OF
Somerville,  Massachusetts  on Monday, September 20, 2004     THE MEETING,  THE ESOP TRUSTEE(S) WILL  VOTE IN
at 11:00 a.m., and at any and all adjournments thereof, as    HIS(THEIR)  DISCRETION  AND IN  ACCORDANCE  WITH
set forth on the reverse side hereof.                         THE  APPLICABLE FIDUCIARY  PRINCIPLES.  AT THE
                                                              PRESENT TIME, THE BOARD OF DIRECTORS  KNOWS OF NO
                                                              OTHER BUSINESS TO BE PRESENTED AT THE MEETING. IF
                                                              NO INSTRUCTIONS ARE SPECIFIED, THIS  DIRECTION
                                                              FORM WILL HAVE NO FORCE OR EFFECT AND ALL SHARES'
                                                              ALLOCATED  TO YOUR  ACCOUNT(S)  WILL BE VOTED BY
                                                              THE ESOP  TRUSTEE(S) IN  ACCORDANCE  WITH THE
                                                              TERMS  OF THE  ESOP,  SUBJECT  TO THE  ESOP
                                                              TRUSTEE(S)  RESPONSIBILITIES  UNDER APPLICABLE LAW.


                                                                The undersigned acknowledges receipt from the
                                                              Company prior to the execution of this Form of
                                                              Notice of the Annual Meeting, a Proxy Statement dated
                                                              August 20, 2004, and the Company's 2004 Annual
                                                              Report to Stockholders.

                                                                In order to be effective, voting instructions
                                                              must be received by Registrar and Transfer Company,
                                                              the confidential voting agent, no later than
Please be sure to sign and date        ---------------        September 15, 2004. You must specifically mark
  this Proxy in the box below.        / Date         /        your instructions on this form. Items left
------------------------------------------------------        blank will not be considered instructions to the
/                                                    /        ESOP Trustee(s).
/                                                    /
/                                                    /          The Board of Directors of the Company recommends
-Stockholder sign above-Co-holder (if any) sign above-        a vote "FOR" each of the listed nominees.


------------------------------------------------------------------------------------------------------------------------------------
         Detach above card, sign, date and mail in postage-prepaid envelope provided.

                              CENTRAL BANCORP, INC.

------------------------------------------------------------------------------------------------------------------------------------

                        PLEASE COMPLETE, DATE, SIGN AND MAIL
             THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

-----------------------------------


-----------------------------------


-----------------------------------